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                                                                   Exhibit 10.12

                           PRIMEX TECHNOLOGIES, INC.
                         2000 LONG TERM INCENTIVE PLAN


Section 1.  Purpose
            -------

The purposes of the Primex Technologies, Inc. 2000 Long Term Incentive Plan (the "Plan") are to encourage selected salaried employees of Primex Technologies, Inc. (together with any successor thereto, "Primex") and its Affiliates (as defined below) to acquire a proprietary interest in Primex's growth and performance, to generate an increased incentive to contribute to Primex's future success and to enhance the ability of Primex and its Affiliates to attract and retain qualified individuals.

Section 2.  Definitions
            -----------

As used in the Plan:

(a)  "Affiliate" means (i) any entity that, directly or through one or more
      ---------
     intermediaries, is controlled by Primex and (ii) any entity in which Primex has a significant equity interest as determined by the Committee.

(b)  "Award" means any Option, Stock Appreciation Right, Restricted Stock,
      -----
     Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)  "Award Agreement" means any written agreement or other instrument or
      ---------------
     document evidencing an Award granted under the Plan. The terms of any plan or guideline adopted by the Board or the Committee and applicable to an Award shall be deemed incorporated in and a part of the related Award Agreement.

(d)  "Board" means the Board of Directors of Primex.
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(e)  "Cause" means the willful and continued failure of an optionee to perform
      -----
     his duties, willful engagement in gross misconduct significantly and demonstrably financially injurious to Primex or willful misconduct during employment with Primex which is a felony or fraud.

(f)  "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
     time.

(g)  "Committee" means a committee of the Board designated by the Board to
      ---------
     administer the Plan and composed of not fewer than two directors each of whom shall be a Non-Employee Director as defined in Rule 16b-3.
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                                       2

(h)  "Dividend Equivalent" means any right granted under Sections 6(c)(v) and
      -------------------
     6(f)(iv) of the Plan.

(i)  "Fair Market Value" means, as of a specified date, with respect to (i) a
      -----------------
     Share, the average of the high and low price of a Share as reported on the consolidated transaction reporting system for NASDAQ issues on such date or, if Shares are not traded on such date, such average price on the next date on which they are traded or (ii) any other property, the fair market value of such property as determined by such methods or procedures as shall be established from time to time by the Committee.

(j)  "Incapacity" means any material physical, mental or other disability that
      ----------
     qualifies the individual for benefits under the Long-Term Disability Plan of Primex Technologies, Inc.

(k)  "Management" means the Chairman and CEO, Chief Financial Officer and/or
      ----------
     Vice President of Human Resources of Primex.

(l)  "Olin" means Olin Corporation, a Virginia corporation, and its successors.
      ----

(m)  "Option" means an option to purchase Shares granted under Section 6(a) of
      ------
     the Plan.

(n)  "Other Stock-Based Award" means any right granted under Section 6(e) of the
      -----------------------
     Plan.

(o)  "Participant" means a salaried employee granted an Award under the Plan.
      -----------

(p)  "Performance Award" means any right granted under Section 6(d) of the Plan.
      -----------------

(q)  "Person" means any individual, corporation, partnership, association,
      ------
     joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(r)  "Released Securities" means securities that were Restricted Securities with
      -------------------
     respect to which all applicable restrictions imposed under the terms of the relevant Award have expired, lapsed or been waived or satisfied.

(s)  "Restricted Securities" means Awards of Restricted Stock or other Awards
      ---------------------
     under which outstanding Shares are held subject to certain restrictions.

(t)  "Restricted Stock" means any Share granted under Section 6(c) of the Plan.
      ----------------

(u)  "Restricted Stock Unit" means one phantom Share granted under Section 6(c)
      ---------------------
     of the Plan.

(v)  "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange
      ----------
     Commission under the Securities Exchange Act of 1934, as amended, or any successor rule.
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(w)  "Shares" means the common stock of Primex and such other securities or
      ------
     property as may become the subject of Awards pursuant to an adjustment made under Section 4 of the Plan.

(x)  "Stock Appreciation Right" means any right granted under Section 6(b) of
      ------------------------
     the Plan.

(y)  "Vesting Period" means, with respect to Restricted Stock or Restricted
      --------------
     Stock Units, a time period beginning with the date on which such Restricted Stock or Restricted Stock Units are granted and ending on the date on which such Restricted Stock or Restricted Stock Units vest as set forth in the Award Agreement and as the Committee shall determine.

Section 3.  Administration
            --------------

The Plan shall be administered by the Committee which shall have full power and authority to: (i) designate Participants; (ii) determine the Awards to be granted to Participants; (iii) determine the number of Shares (or securities convertible into Shares) to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, substituted, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, substituted, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and guidelines and appoint such agents as it shall deem appropriate for the administration of the Plan; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration. All designations, determinations, interpretations and other decisions with respect to the Plan or any Award shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all Persons, including Primex, any Affiliate, any Participants, any holder or beneficiary of any Award, any shareholder and any employee of Primex or of any Affiliate. All powers and responsibilities of the Committee provided in the Plan may also be exercised by the Board at any time. In any event, a majority of the Shares underlying Awards granted under the Plan must be awarded to employees who are not officers (within the meaning of Rule 16a-1(f) issued under the Securities Exchange Act of 1934, as amended) during any consecutive three calendar year period.

Section 4.  Adjustment to Outstanding Awards
            --------------------------------

In the event that the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of Primex, issuance of warrants or other rights to purchase Shares or other securities of Primex, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the
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                                       4

Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (ii) the grant, purchase or exercise price with respect to any Award, or, if the Committee deems it appropriate, make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, a Participant to whom Dividend Equivalents or dividend units have been awarded shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.

Section 5.  Eligibility
            -----------

Any salaried employee, including any officer or employee-director of Primex or an Affiliate, shall be eligible to be designated a Participant by the Committee.

Section 6.  Awards
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(a)  Options.  The Committee is authorized to grant Options to Participants with
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     the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

     (i)   Exercise Price.  The purchase price per Share purchasable under an
           --------------
           Option shall be determined by the Committee; provided, however, that
                                                        --------  -------
           such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

     (ii)  Option Term. The term of each Option shall be fixed by the Committee,
           -----------
           provided that in no event shall the term of an Option exceed a period of ten years from the date of its grant.

     (iii) Exercise.  The Committee shall determine the time or times at which
           --------
           an Option may be exercised in whole or in part (but in no event shall an Option be exercisable after the expiration of ten years from the date of its grant). The Option, to the extent vested, shall be exercisable in whole at any time or in part from time to time during the term of the Option, but not as to less than 25 Shares (or the Shares then purchasable under the Option if less than 25 Shares) at any one time. Unless the Committee determines otherwise, the exercise price shall either be tendered in cash (or check) or Shares (either by actual delivery or attestation) or a combination of cash (or check) or Shares; provided, however, that if Shares are used to
                             --------  -------
           satisfy the exercise price, such Shares shall have been acquired (i) at least six months prior to the exercise date or (ii) in an open market purchase. Shares surrendered as payment for the exercise price shall be valued at Fair Market Value on the date on which the certificates for such Shares are surrendered to Primex or the attestation documents are filed with Primex.
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                                       5

           If at any time the optionee's employment with Primex or any Affiliate shall be terminated (a) voluntarily by the optionee for any reason other than death or Incapacity or (b) by Primex or any Affiliate for any reason other than for Cause, the optionee shall have the right to exercise his or her Option to the extent of the Shares with respect to which the Option could have been exercised by the optionee as of the date of his or her termination of employment in accordance with its terms but in no event beyond the earlier of (i) one year after the date of termination of employment or (ii) the scheduled expiration of such Option.

           If an optionee's employment with Primex or any of its Affiliates is terminated due to retirement (at or after attaining age 55 with ten years of service with Primex or any Affiliate (including prior service with Olin)), the optionee shall have the right to exercise his or her Option to the extent of the Shares with respect to which the Option could have been exercised by the optionee as of the date of his or her retirement in accordance with its terms but in no event beyond the scheduled expiration of such Option.

           If the optionee's employment with the Company shall be terminated for Cause, his or her Option (whether or not vested) shall terminate and expire concurrently with such termination of employment and shall not thereafter be exercisable to any extent.

           If an optionee's employment with Primex or any of its Affiliates is terminated due to death or Incapacity, the Option shall (a) become fully vested and (b) be exercisable by the optionee (or in the event of the optionee's death, by his or her estate or by the person who acquired the right to exercise the Option by bequest or inheritance) provided that the Option is exercised prior to the scheduled expiration of such Option.

           If an optionee dies after his or her termination of employment during the period in which his or her Option remains exercisable, the Option may be exercised, to the extent the Option could have been exercised by the decedent immediately prior to his death, by the optionee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance at any time within one year after the date of death, but in no event beyond the scheduled expiration of such Option.

(b)  Stock Appreciation Rights.  The Committee is authorized to grant Stock
     -------------------------
     Appreciation Rights to Participants which may but need not relate to a specific Option granted under Section 6(a). With respect to any individual who is not an officer or director of Primex subject to Rule 16b-3, the Committee authorizes Management to determine if a Stock Appreciation Right shall be granted in connection with any Option or as a separate Award.

     (i)  Award Subject to the terms of the Plan and any applicable Award
          -----
          Agreement, each Stock Appreciation Right granted under the Plan shall confer on the holder
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                                       6

           thereof a right to receive, upon exercise thereof, up to the excess of (x) the Fair Market Value of one Share on the date of exercise over (y) the base price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Unless the Committee (or Management, in the case of an individual who is not subject to Rule 16b-3) determines otherwise, Stock Appreciation Rights shall be exercisable in accordance with the terms described in
           Section 6(a)(iii).

     (ii)  Term  Subject to the terms of the Plan and any applicable Award
           ----
           Agreement, the base price, term, methods of payment or settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (or Management, in the case of an individual who is not subject to Rule 16b-3), except that in no event shall the term of a Stock Appreciation Right exceed a period of ten years from the date of its grant.

     (iii) SARs Related to Stock Options  In the case of any Stock Appreciation
           -----------------------------
           Right related to an Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right and then only to the extent of the excess. Any Option related to a Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.

(c)  Restricted Stock and Restricted Stock Units.
     -------------------------------------------

     (i)   Issuance.  The Committee is authorized to grant Awards of Restricted
           --------
           Stock and Restricted Stock Units to Participants. Each such Award shall be subject to the terms set forth in a Restricted Stock Certificate or Restricted Stock Unit Certificate.

     (ii)  Restrictions.  Except as provided below, shares of Restricted Stock
           ------------
           and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate, provided that in order for a Participant to vest in Awards of Restricted Stock or Restricted Stock Units, the Participant must remain in the employ of Primex or an Affiliate for a period of not less than six months commencing on the date of grant of the Award, subject to Section 10 hereof and subject to relief for specified reasons as may be approved by the Committee. At the end of the Vesting Period, each vested Restricted Stock Unit will be payable to a Participant either by delivery of one Share or by a cash payment equal to the value of one Share, as determined by
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                                       7

           the Committee. If Restricted Stock Units are to be paid in cash, each Restricted Stock Unit will be valued at the average of the high and low sales prices of a Share as reported on the NASDAQ National Market System on the fifth business day before such cash payment is due (or if Shares are not traded on such day, the first preceding day on which such Shares are traded). The total amount of Restricted Stock Units (and dividend equivalents and related interest) vested in a Participant at each applicable Vesting Period will be paid within sixty days following the end of such Vesting Period, except as specifically otherwise provided in the Plan.

     (iii) Registration.  Any Restricted Stock granted under the Plan may be
           ------------
           evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and when delivered to the Participant shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

     (iv)  Forfeiture.  Except as otherwise determined by the Committee, upon
           ----------
           termination of employment for any reason during the applicable Vesting Period, all shares of Restricted Stock and all Restricted Stock Units still subject to restriction shall be forfeited and reacquired by Primex; provided, however, that the Committee may, in
                                 --------  -------
           its sole discretion, waive, in whole or in part, any or all remaining restrictions with respect to shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released Securities.

     (v)   Dividend Equivalents.  Unless the Committee determines otherwise,
           --------------------
           each outstanding Restricted Stock Unit shall accrue amounts equivalent to the cash dividends payable on a Share ("dividend equivalents"). Such dividend equivalents will be paid to a Participant only if the Restricted Stock Unit on which such dividend equivalents were accrued vests. Dividend equivalents accrue interest at an annual rate equal to Primex's before-tax cost of borrowing as determined from time to time by Primex's Chief Financial Officer or Treasurer or the Committee, compounded quarterly. To the extent a Restricted Stock Unit does not vest or is otherwise forfeited, the accrued and unpaid dividend equivalents thereon (and any interest on such dividend equivalents) shall not vest and shall be forfeited.

     (vi)  Voting Rights.  Restricted Stock Units will carry no voting rights
           -------------
           nor, except as provided herein, be entitled to receive any dividends or other rights enjoyed by shareholders.
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                                       8

(d)  Performance Awards.  The Committee is authorized to grant Performance
     ------------------
     Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee in accordance with Section 6(f)(xviii).

(e)  Other Stock-Based Awards.  The Committee is authorized to grant to
     ------------------------
     Participants such other Awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, phantom Shares, securities convertible into Shares and dividend units), as are deemed by the Committee to be consistent with the purposes of the Plan, provided that such grants shall comply with Rule 16b-3 to the extent applicable and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase, exchange or conversion right granted under this Section 6(e) shall be issued for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase, exchange or conversion right is granted.

     Other Stock-Based Award Agreements shall contain provisions dealing with the disposition of such Award in the event of termination of the Participant's employment prior to exercise, realization or payment of the Award.

(f)  General.
     -------

     (i)   No Cash Consideration for Awards.  Participants shall not be
           --------------------------------
           required to make any cash payment for the granting of an Award except for such minimum consideration as may be required by applicable law.

     (ii)  Awards May Be Granted Separately or Together.  Awards may be granted
           --------------------------------------------
           either alone or in addition to, in tandem with, or in substitution for any other Award or any award or benefit granted under any other plan or arrangement of Primex or any Affiliate, or as payment for or to assure payment of an award or benefit granted under any such other such plan or arrangement, provided that the purchase or exercise price under an Award encompassing the right to purchase Shares shall not be reduced by the cancellation of such Award and the substitution of another Award. Awards so granted may be granted either at the same time as or at a different time from the grant of such other Awards or awards or benefits.

     (iii) Forms of Payment Under Awards.  Subject to the terms of the Plan and
           -----------------------------
           of any applicable Award Agreement, payments to be made by Primex or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

     (iv)  Dividend Equivalents or Interest.  Subject to the terms of the Plan
           --------------------------------
           and any applicable Award Agreement, a Participant, including the recipient of a deferred Award, shall, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents, with respect to the Shares covered by the Award. The Committee may provide that any such amounts shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Notwithstanding the award of Dividend Equivalents or dividend units, a Participant shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.

     (v)   Limits on Transfer of Awards.  No Award (other than Released
           ----------------------------
           Securities) or right thereunder shall be assignable or transferable by a Participant, other than (unless limited in the Award Agreement) by will or the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to Primex), except that an Option may be transferred by gift to any member of the holder's immediate family or to a trust for the benefit of one or more of such immediate family members, if expressly permitted in the applicable Award Agreement; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries with respect to any Award to exercise the rights of the Participant, and to receive any property distributable, upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law by the Participant's guardian or legal representative unless, subject to the approval of the Committee, it is an Option and has been transferred as permitted hereby to a member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members, in which case it shall be exercisable only by such transferee. For the purposes of this provision, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren, parents, grandparents, former spouses, siblings, nieces, nephews, parents-in-law, sons-in-
            law, daughters-in-law, brothers-in-law, sisters-in-law, including adoptive or step relationships and any person sharing the employee's household (other than as a tenant or employee). No Award (other than Released Securities), and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of Primex, and any purported pledge, attachment, or encumbrance thereof other than in favor of Primex shall be void and unenforceable against Primex or any Affiliate.

     (vi)   Term of Awards. Except as otherwise expressly provided in the Plan,
            --------------
            the term of each Award shall be for such period as may be determined by the Committee.

     (vii)  No Rights to Awards.  No salaried employee, Participant or other
            -------------------
            Person shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of salaried employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument accepting the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

     (viii) Delegation.  Notwithstanding any provision of the Plan to the
            ----------
            contrary, the Committee may delegate to one or more officers or managers of Primex or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights or conditions with respect to, alter, discontinue, suspend, or terminate Awards held by, salaried employees who are not officers or directors of Primex for purposes of Rule 16b-3.

     (ix)   Withholding.  Primex or any Affiliate may withhold from any Award
            -----------
            granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise or any payment under such Award or under the Plan, and take such other action as may be necessary in the opinion of Primex or any Affiliate to satisfy all obligations for the payment of such taxes.

     (x)    Other Compensation Arrangements. Nothing contained in the Plan shall
            -------------------------------
            prevent Primex or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (xi)   No Right to Employment. The grant of an Award shall not be construed
            ----------------------
            as giving a Participant the right to be retained in the employ of Primex or any Affiliate.
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                                       11

            Nothing in the Plan or any Award Agreement shall limit the right of Primex or an Affiliate at any time to dismiss a Participant from employment, free from any liability or any claim under the Plan or the Award Agreement.

     (xii)  Governing Law. The validity, construction and effect of the Plan and
            -------------
            any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Florida and applicable Federal law.

     (xiii) Severability.  If any provision of the Plan or any Award is
            ------------
            determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

     (xiv)  No Trust or Fund Created.  Neither the Plan nor any Award shall
            ------------------------
            create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Primex or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from Primex or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Primex or any Affiliate.

     (xv)   No Fractional Shares.  No fractional Shares shall be issued or
            --------------------
            delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (xvi)  Share Certificates. All certificates for Shares or other securities
            ------------------
            delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (xvii)  Conflict with Plan.  In the event of any inconsistency or conflict
             ------------------
             between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.

     (xviii) Performance Criteria.  Notwithstanding any provision in this Plan
             --------------------
             to the contrary, Awards granted under Sections 6(c), 6(d) or 6(e) and designated by the Committee as being performance-based shall have as performance measures any one of or any combination of any of the following measures: Economic Value Added, Return on Equity and Total Return to Shareholders. For purposes of the Plan, "Economic Value Added" shall mean Primex's consolidated sales less its operating costs (including tax) less a capital charge based on Primex's cost of capital assets employed in its business, "Return on Equity" shall mean consolidated income of Primex after taxes and before the after-tax effect of any special charge or gain and any cumulative effect of any change in accounting, divided by average shareholders equity and "Total Return to Shareholders" shall mean for the performance period total return to shareholders of $100 worth of Shares for such period assuming reinvestment of dividends on a quarterly basis. The Committee shall determine the performance goals for each such performance measure with respect to each such Award.

     (xix)   Death or Incapacity.  In the event of the death or Incapacity of
             -------------------
             the holder of an Award while the holder is employed by Primex or an Affiliate, or, if holder is retired (at or after attainment of age 55 with ten years of service with Primex or an Affiliate, including prior service with Olin), any outstanding Award will continue to be vested and exercisable under the terms of the Plan.

Section 7.  Amendment and Termination
            -------------------------

(a)  Amendments to the Plan.  The Board may amend, suspend, discontinue or
     ----------------------
     terminate the Plan, including, without limitation, any amendment, suspension, discontinuation or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided further
                                                               -------- -------
     that no amendment, suspension, discontinuation or termination (i) that would impair the rights of such Participant, holder or beneficiary shall be made with respect to Section 10 of the Plan after a Change in Control, as defined therein and (ii) may increase the amount of payment of any Award to any Participant.

(b)  Amendments to Awards.  The Committee may waive any conditions or rights
     --------------------
     with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award, provided that no amendment, alteration, suspension,
               --------
     discontinuation or termination of an Award that would impair the rights of such Participant, holder or beneficiary shall be made after a Change in Control, as defined in Section 10; provided further that the Committee may not increase the payment of any Award granted any Participant.

(c)  Adjustments of Awards Upon Certain Acquisitions.  In the event Primex or
     -----------------------------------------------
     any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another company, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate.

(d)  Adjustments of Awards Upon the Occurrence of Certain Unusual or
     ---------------------------------------------------------------
     Nonrecurring Events.  The Committee may make adjustments in the terms and
     -------------------
     conditions of Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4 hereof) affecting Primex, any Affiliate, or the financial statements of Primex or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that statements of Primex or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits to be made available under the Plan.

Section 8.  Additional Conditions to Enjoyment of Awards.
            --------------------------------------------

(a) The Committee may cancel any unexpired, unpaid or deferred Awards if at any time the Participant is not in compliance with all applicable provisions of the Award Agreement, the Plan and the following conditions:

     (i) A Participant shall not render services for any organization or engage, directly or indirectly, in any business which, in the judgment of the Committee or, if delegated by the Committee to the Chief Executive Officer, in the judgment of such Officer, is or becomes competitive with Primex or any Affiliate, or which is or becomes otherwise prejudicial to or in conflict with the interests of Primex or any Affiliate. Such judgment shall be based on the Participant's positions and responsibilities while employed by Primex or an Affiliate, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between Primex or an Affiliate and the other organization or business, the effect on customers, suppliers and competitors of the Participant's assuming the post-employment position, the guidelines established in the then current edition of Primex's Code of Business Conduct, and such other considerations as are deemed relevant given the applicable facts and circumstances. The Participant shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over the counter, and such investment does not represent a substantial investment to the Participant or a greater than 1% equity interest in the organization or business.

     (ii) Participant shall not, without prior written authorization from Primex, disclose to anyone outside Primex, or use in other than Primex's business, any proprietary, secret or confidential information, knowledge or data, relating to the business of Primex or an Affiliate in violation of his or her agreement with Primex or the Affiliate.

     (iii) A Participant, pursuant to his or her agreement with Primex or an Affiliate, shall disclose promptly and assign to Primex or the Affiliate all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by Primex or the Affiliate, relating in any manner to the actual or anticipated business, research or development work of Primex or the Affiliate and shall do anything reasonably necessary to enable Primex or the Affiliate to secure a patent where appropriate in the United States and in foreign countries.

(b) Notwithstanding any other provision of the Plan, the Committee in its sole discretion may cancel any Award at any time prior to the exercise thereof, if the employment of the Participant shall be terminated, other than by reason of death, unless the conditions in this Section 8 are met.

(c) Failure to comply with the conditions of this Section 8 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award shall cause the exercise, payment or delivery to be rescinded.
     Primex shall notify the Participant in writing of any such rescission within two years after such exercise payment or delivery and within ten days after receiving such notice, the Participant shall pay to Primex the amount of any gain realized or payment received as a result of the exercise, payment or delivery rescinded. Such payment shall be made either in cash or by returning to Primex the number of Shares that the Participant received in connection with the rescinded exercise, payment or delivery.

(d) Upon exercise, payment or delivery pursuant to an Award, the Committee may require the Participant to certify on a form acceptable to the Committee, that he or she is in compliance with the terms and conditions of the Plan.

(e) Nothing herein shall be interpreted to limit the obligations of a Participant under his or her employee agreement or any other agreement with Primex.

Section 9.   Pooling
             -------

If (a) the Board approves a merger or consolidation of Primex which is intended by the Board to satisfy the accounting rules related to the pooling of interest method of accounting (the "Pooling Rules") and (b) any provision of this Plan would violate the Pooling Rules, then such provision shall be null and void ab initio. In such event, Primex shall offer, in good faith, to the affected Participants, a replacement provision of equivalent value which does not cause such a violation, provided, and to the extent, that Primex's outside auditors determine that any such replacement provision is permissible without violating the Pooling Rules.

Section 10.  Change in Control
             -----------------

(a) Except as the Board or the Committee may expressly provide otherwise prior to a Change in Control of Primex (as defined below) in the event of a Change in Control of Primex:

     (i) all Options and Stock Appreciation Rights then outstanding shall become immediately and fully exercisable, notwithstanding any provision therein for the exercise in installments;

     (ii) unless a Stock Appreciation Right shall have already been granted with respect to an outstanding Option, the Participant holding such Option shall be deemed also to hold a Stock Appreciation Right related to such Option, exercisable in accordance with and subject to the terms and conditions of Section 6(b) for the number of Shares exercisable under such Option after giving effect to such acceleration, which Stock Appreciation Right may, but need not be, evidenced by separate written agreement;

     (iii) all restrictions and conditions of all Restricted Stock and Restricted Stock Units then outstanding shall be deemed satisfied as of the date of the Change in Control and immediately (or, in any event, as soon as administratively practicable) following the Change in Control, Restricted Stock Units will be settled in cash or in Shares as the Participant elects; and

     (iv) all Performance Awards shall become vested, deemed earned in full and paid to the Participants immediately (or in any event as soon as administratively practicable) following the Change in Control, cash units in cash and phantom stock units in the Shares represented thereby or such other securities, property or cash as may be deliverable in respect of Shares as a result of a Change in Control, without regard to payment schedules and notwithstanding that the applicable performance cycle or retention cycle shall not have been completed.

(b) The term "Change in Control" shall mean the occurrence of any one of the following events:

     (i) Primex ceases to be owned by at least 300 shareholders of record after December 31, 1996, or ceases, by action of the Board, to be either listed on a national securities exchange or authorized for quotation on The Nasdaq Stock Market;

     (ii) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act), other than Primex, a majority-owned subsidiary of Primex, or an employee benefit plan (or related trust) of Primex, or such subsidiary, become(s) the "beneficial owner" (as defined in Rule 13(d)(3) under the Act) of 15% or more of the then outstanding voting stock of Primex;

     (iii) during any period of two consecutive years after 1996, individuals who at the beginning of such period constitute the Board (together with any new Director whose election by the Board or whose nomination for election by Primex's shareholders, was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors then in office;

     (iv) all or substantially all of the business or assets of Primex is disposed of pursuant to a merger, consolidation or other transaction, whether or not Primex is the surviving corporation (unless in either case the shareholders of Primex immediately prior to such merger, consolidation, combination or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of Primex or (y) the combined company);

     (v) Primex's Board determines that a tender offer for Primex's shares indicates a serious intention by the offeror to acquire control of Primex; or

     (vi)  shareholder approval of a liquidation or dissolution of Primex.

Section 11.  Effective Date and Term of the Plan
             -----------------------------------

The Plan shall be effective as of January 1, 2000. The Plan shall be unlimited in duration and, in the event of termination of the Plan, shall remain in effect as long as any Awards under it are outstanding.